Consent of Independent Registered Public Accounting Firm

To the Board of Trustees of

the Trusts listed in Appendix A:

We consent to the use of our reports, dated as listed in Appendix A, on the financial statements of the Funds as of the respective years ended listed in Appendix A, each incorporated herein by reference.

/s/ KPMG LLP

Denver, Colorado
February 20, 2020

Appendix A:

Fund	Trust/Series	Fiscal Year-End	KPMG Report Date
Invesco Oppenheimer Dividend Opportunity Fund	AIM Equity Funds (Invesco Equity Funds)	4/30/2019	6/25/2019

Invesco Oppenheimer Real Estate Fund	AIM Counselor Series Trust (Invesco Counselor Series Trust)	4/30/2019	6/25/2019

Invesco Oppenheimer Small Cap Value Fund	AIM Sector Funds (Invesco Sector Funds)	4/30/2019	6/25/2019

Invesco Oppenheimer International Diversified Fund	AIM Growth Series (Invesco Growth Series)	4/30/2019	6/25/2019

Oppenheimer Main Street Mid Cap Fund	AIM Growth Series (Invesco Growth Series)	6/30/2018	8/24/2018

Oppenheimer Government Cash Reserves	AIM Investment Securities Funds (Invesco Investment Securities Funds)	7/31/2018	9/26/2018

Oppenheimer Ultra-Short Duration Fund	AIM Investment Securities Funds (Invesco Investment Securities Funds)	7/31/2018	9/26/2018

Oppenheimer Rochester Pennsylvania Municipal Fund	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	7/31/2018	9/27/2018

Oppenheimer Rochester California Municipal Fund	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	7/31/2018	9/27/2018

Oppenheimer Capital Income Fund	AIM Investment Funds (Invesco Investment Funds)	8/31/2018	10/25/2018

Oppenheimer Limited-Term Bond Fund	AIM Investment Securities Funds (Invesco Investment Securities Funds)	8/31/2018	10/25/2018

Oppenheimer Intermediate Term Municipal Fund	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	9/30/2018	11/21/2018

Oppenheimer Limited Term Government Fund	AIM Investment Securities Funds (Invesco Investment Securities Funds)	9/30/2018	11/21/2018

Oppenheimer Rochester Short Duration High Yield Municipal Fund	AIM Counselor Series Trust (Invesco Counselor Series Trust)	9/30/2018	11/21/2018

Oppenheimer Equity Income Fund	AIM Counselor Series Trust (Invesco Counselor Series Trust)	10/31/2018	12/21/2018

Oppenheimer Global Multi-Asset Income Fund	AIM Investment Funds (Invesco Investment Funds)	10/31/2018	12/21/2018

Oppenheimer Macquarie Global Infrastructure Fund	AIM Investment Funds (Invesco Investment Funds)	10/31/2018	12/21/2018

Oppenheimer Mid Cap Value Fund	AIM Growth Series (Invesco Growth Series)	10/31/2018	12/21/2018

Oppenheimer Discovery Mid Cap Growth Fund	AIM Investment Funds (Invesco Investment Funds)	10/31/2018	12/21/2018

Oppenheimer Rochester Fund Municipals	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	12/31/2018	2/22/2019

Oppenheimer Portfolio Series: Moderate Investor Fund	AIM Growth Series (Invesco Growth Series)	1/31/2019	3/25/2019